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                                                                EXHIBIT 10(o)(2)



 Massachusetts Water Resources Authority Agreement with ICF Kaiser Engineers,
     Inc. through its wholly owned subsidiary of ICF Kaiser Engineers of Massachusetts, Inc. for construction management services for Boston Harbor
                             Project--Deer Island
               Related Facilities, Contract No. 5622 (June 1990)


     P    2.   Amendment No. 5 dated December 6, 1994



  [IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT NO. 10(o)(2)
                  FILED IN PAPER ON MAY 23, 1995, ON FORM SE
                 PURSUANT TO A CONTINUING HARDSHIP EXEMPTION]